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THE ST JOE COMPANY
CERTIFICATION BY CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
EXHIBIT 99.02

Certification

      Pursuant to 18 USC Section 1350, the undersigned officer of The St. Joe Company (the "Company"), hereby certifies that the Company's Quarterly Report on Form 10-Q for the period ended September 30, 2002 (the "Report"), fully complies with the requirements of Section 13 (a) or 15 (d), as applicable of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                         /s/ Peter S. Rummell
                                         --------------------------------------
                                         Peter S. Rummell
                                         Chief Executive Officer

Dated: November 14, 2002

      The foregoing certificate is being furnished solely pursuant to 18 USC
Section 1350 and is not being filed as part of the Report or as a separate disclosure document.


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Certification

      Pursuant to 18 USC Section 1350, the undersigned officer of The St. Joe Company (the "Company"), hereby certifies that the Company's Quarterly Report on Form 10-Q for the period ended September 30, 2002 (the "Report"), fully complies with the requirements of Section 13 (a) or 15 (d), as applicable of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                         /s/ Kevin M. Twomey
                                         --------------------------------------
                                         Kevin M. Twomey
                                         Chief Financial Officer

Dated: November 14, 2002

      The foregoing certificate is being furnished solely pursuant to 18 USC
Section 1350 and is not being filed as part of the Report or as a separate disclosure document.



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